UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2007

ALPHA PRO TECH, LTD.

(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

60 Centurian Drive, Suite 112,
Markham, Ontario	L3R 9R2
Address of principal offices	Zip Code

Registrant’s telephone number including area code: 905-479-0654

Item 8.01 Other Events.

On December 11 2007 registrant issued a release announcing private label manufacturing with Allied Building Products Corp. The text of that release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 1. Release dated December 11, 2007 announcing private label manufacturing with Allied Building Products Corp.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date December 12, 2007	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer